 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vermillion, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

VERMILLION, INC. ANNUAL MEETING OF STOCKHOLDERS Tuesday, June 23, 2020 8:00 a.m. (Eastern Daylight Time) Online via live webcast at: https://web.lumiagm.com/258124818.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 23, 2020.

Notice is hereby given that the Annual Meeting of Stockholders of Vermillion, Inc. will be held on June 23, 2020 at 8:00 a.m. (Eastern Daylight Time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/VRML

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before June 11, 2020 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of directors:

01 James S. Burns, D.L.S.	03 Veronica G.H. Jordan, Ph.D.	05 Valerie B. Palmieri
02 Nancy G. Cocozza	04 James T. LaFrance	06 David R. Schreiber

2. Advisory vote to approve the compensation of the Company’s named  executive officers.

3. Proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/VRML

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on June 22, 2020.
•

Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Scan QR code to the right for mobile voting.

Your Internet vote authorizes the named proxies, Valerie B. Palmieri and Robert Beechey, to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.investorelections.com/VRML. Follow the instructions to login, and order copies.
Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone and follow the instructions to log in and order copies.
Email – Send us an email at paper@investorelections.com with “VRML Materials Request” in the subject line. The email must include:
•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•	If you choose email delivery you must include the email address.
•	If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Important Information about the Notice of Proxy Materials

This Notice Regarding the Online Availability of Proxy Materials ("Notice") is provided to stockholders in place of the printed materials for the upcoming Stockholder Meeting.

Information about the Notice:

In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to stockholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice on how to request hard copies of proxy materials by phone, email or Internet.

To log in to the virtual Annual Meeting, please follow the instructions below:

•	Go to: https://web.lumiagm.com/258124818 .
•	Click on “I have a control number” and enter the 11-digit control number located in the box in the upper right hand corner on the front of this Notice or your proxy card.
•	Enter Meeting Code: VERMILLIONINC2020 (case sensitive).
•	You will be able to submit your questions in writing during the meeting.
•	You may also vote during the meeting by clicking the voting link provided on the webcast.

The Annual Meeting webcast will begin promptly at 8:00 a.m. Eastern Daylight Time, on June 23, 2020. Online access will begin at 7:45 a.m., Eastern Daylight Time, and we encourage you to access the meeting prior to the start time. Should you have any difficulties accessing the virtual meeting or during the meeting time, please call: 1-800-468-9716.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 23, 2020

Meeting Information
VERMILLION, INC.	Meeting Type: Annual Meeting
For holders as of: April 24, 2020
Date: June 23, 2020 Time: 8:00 AM EDT
	Location:	Virtual Meeting
https://web.lumiagm.com/258124818
VERMILLIONINC2020

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1.	Form 10-K	2.		Notice & Proxy Statement
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.				→
XXXX XXXX XXXX XXXX

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

		1)	BY INTERNET:	www.proxyvote.com
		2)	BY TELEPHONE:	1-800-579-1639
		3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the information
that is printed in the box marked by the arrow. →				XXXX XXXX XXXX XXXX

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 09, 2020 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is
printed in the box marked by the arrow →				XXXX XXXX XXXX XXXX	available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01	James S. Burns	02	Nancy G. Cocozza	03	Veronica G. H. Jordan
04	James T. LaFrance	05	Valerie B. Palmieri	06	David R. Schreiber

The Board of Directors recommends that you vote FOR the following proposal(s):
2.	Advisory vote to approve the compensation of the Company's named executive officers.
3.	Proposal to ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Vermillion, Inc. will be holding a virtual meeting via live webcast at https://web.lumiagm.com/258124818. The password is VERMILLIONINC2020.

Voting Instructions